UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 13 , 2005

U.S. Premium Beef, LLC
(Exact name of Registrant as Specified in its Charter)

Delaware
(State Or Other Jurisdiction Of Incorporation)

333-115164		20-1576986
(Commission File Number)		(I.R.S. Employer Identification No.)

12200 North Ambassador Drive Kansas City, MO		64163
(Address Of Principal Executive Offices)		(Zip Code)

(866) 877-2525
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 6, and 8 are not applicable and therefore omitted.

ITEM 7.01  REGULATION FD DISCLOSURE.

U.S. Premium Beef, LLC (the "Company") hereby furnishes (but does not file) a letter to members issued on April 13, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Letter to members issued on April 13, 2005.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC
By: /s/ Steven D. Hunt Steven D. Hunt Chief Executive Officer

Date:   April 13, 2005